UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2005

CITIGROUP MORTGAGE LOAN TRUST INC. (as depositor under an Indenture, dated as of August 31, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, Series 2005-6)

CITIGROUP MORTGAGE LOAN TRUST INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124036-08	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
3.1

Amended and Restated Trust Agreement, dated as of August 31, 2005, among Citigroup Mortgage Loan Trust, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, CitiMortgage Inc., as Securities Administrator and Citibank, N.A., not in its individual capacity, but solely in its capacity as Certificate Registrar and Certificate Paying Agent, Mortgage-Backed Notes, Series 2005-6.

Exhibit No.	Description
4.1

Indenture dated as of August 31, 2005, among Citigroup Mortgage Loan Trust 2005-6, as Issuer, CitiMortgage Inc., as Securities Administrator, U.S. Bank National Association, as Indenture Trustee and Citibank, N.A., as Note Registrar, Paying Agent and Authenticating Agent, Mortgage-Backed Notes, Series 2005-6.

Exhibit No.	Description
99.1

Servicing Agreement, dated as of August 31, 2005, among Citigroup Mortgage Loan Trust, as Depositor, CitiMortgage Inc., as Master Servicer and Securities Administrator, Citibank, N.A., as Note Registrar, Paying Agent and Authenticating Agent, Citigroup Global Markets Realty Corp. and U.S. Bank National Association, as Indenture Trustee, Mortgage-Backed Notes, Series 2005-6.

99.2	Mortgage Loan Purchase Agreement, dated as of August 31, 2005, between Citigroup Mortgage Loan Trust Inc., as Purchaser and Citigroup Global Markets Realty Corp, as Seller.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2005

NEW CENTURY MORTGAGE SECURITIES LLC

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
3.1

Amended and Restated Trust Agreement, dated as of August 17, 2005 among New Century Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2005-4.

4.1	Indenture dated as of August 17, 2005, between New Century Home Equity Loan Trust 2005-4, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-3.
99.1

Servicing Agreement, dated as of August 17, 2005, among New Century Mortgage Corporation, as Master Servicer, New Century Home Equity Loan Trust 2005-3, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2005-4.

99.2

Mortgage Loan Purchase Agreement, dated as of August 17, 2005, among New Century Mortgage Securities LLC, as Purchaser, New Century Credit Corporation, as Seller and NC Capital Corporation as Responsible Party.

EXHIBIT 3.1

EXHIBIT 4.1

EXHIBIT 99.1